                           CAPSTONE NEW ZEALAND FUND

       Seeking long-term capital appreciation and current income through investments in New Zealand securities.

                               FEBRUARY 26, 1999

                                   PROSPECTUS

   THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE THE INFORMATION IN THIS PROSPECTUS, AND DOES NOT DETERMINE WHETHER THIS INFORMATION
     IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
The Fund....................................................     3
Fee Table...................................................     7
Management..................................................     8
Buying and Selling Fund Shares..............................     9
Dividends, Distributions and Taxes..........................    13
Financial Highlights........................................    15
How to Get More Information.................................    16

                                    THE FUND

THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

      The Fund seeks to provide long-term capital appreciation and current income. It invests primarily in equity securities, including common and preferred stock and securities convertible into common stock, and debt securities of New Zealand Issuers and securities denominated in New Zealand dollars. New Zealand Issuers include: issuers that are organized under New Zealand law; issuers that are listed on the New Zealand Stock Exchange; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in New Zealand, and New Zealand central and local government entities. In addition to buying these securities directly, the Fund may invest in sponsored and unsponsored American Depository Receipts (ADRs) related to these securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in the foregoing securities. The Fund's debt securities may include government obligations as well as obligations of companies that have an outstanding debt issue rated at least A by Standard & Poor's Corporation ("S&P"), S&P -- Australian Ratings ("S&P Australian"), or Moody's Investors Service ("Moody's"), or in obligations deemed of comparable quality by the investment adviser. If these securities are downgraded, the adviser has the discretion to hold or sell them.

      In selecting investments for the Fund, the investment adviser looks primarily at characteristics of the issuer, seeking those with adequate cash flow, reasonable price/earnings ratios and current dividend payments. In determining the appropriate distribution of the Fund's portfolio among debt, equity and particular issuers, the adviser considers such macroeconomic factors as prospects for relative economic growth, inflation trends, government policies, currency relationship trends and the range of investment opportunities available in the New Zealand market. Portfolio securities that no longer rank favorably in terms of these factors are considered for sale.

      The Fund also has authority to invest in money market instruments of U.S. or New Zealand Issuers. It may invest in instruments issued or backed by U.S. or New Zealand banks or savings institutions having, at the time of investment, at least $1 billion in total assets. The Fund may invest up to 5% of its assets in interest-bearing savings deposits of commercial or savings banks. For temporary defensive purposes under unusual market conditions, the Fund may invest in these instruments without limit, which can cause the Fund to fail to meet its investment objective during such periods and lose benefits when the market begins to improve. The Fund may invest in commercial paper rated at least A-2 by S&P or S&P Australian, or P-2 by Moody's. The Fund may also lend its portfolio securities. These loans will be fully collateralized at all times. The Fund may, but is not obligated to, enter into forward foreign currency exchange contracts to hedge against fluctuations in exchange rates between the U.S. and New Zealand dollar. The Fund has authority, which it does not presently intend to use, to enter into repurchase agreements and to use futures and options to hedge its portfolio.

      The Fund's most recent annual/semiannual report contains information on the Fund's recent investment strategies, as discussed above, and securities holdings. (See back cover.)

THE NEW ZEALAND ECONOMY AND SECURITIES MARKET

      New Zealand has a mixed free-market economy with sizeable agricultural, service and manufacturing sectors. Its gross domestic product for the year ended June, 1997 was approximately NZ $97 billion (US $57 billion). New Zealand is strongly trade-oriented, with significant exports to and imports from Australia, Japan, the United Kingdom and the United States.

      The New Zealand securities market is small relative to those of the U.S. and many European and Asian countries. Trading of corporate and government securities in New Zealand is centralized in the New Zealand Stock Exchange
(NZSE), which currently quotes securities of 226 issuers. As of December 31, 1998, the aggregate market capitalization of these issuers was approximately NZ $49 billion (US $25.9 billion), with the six largest companies accounting for approximately 54% of that amount.

PRINCIPAL RISKS

      Investing in securities of New Zealand Issuers involve certain risks that are different from investments in U.S. issuers. The New Zealand market is small and certain issuers may have percentage restrictions on foreign ownership, limiting the Fund's investment and diversification opportunities. The Fund may not be able to participate in rights offerings that are not registered for sale to a U.S. investor. Securities in this market are also generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in New Zealand securities involve higher costs and typically take longer to settle than in the U.S., making it more difficult for the Fund to liquidate positions and causing delays in the Fund's receipt of dividend and interest payments. There are also risks due to differences between the U.S. and New Zealand in terms of tax policies, the level of regulation, accounting standards, as well as from fluctuations in currency values. Further, there may be more limited information about New Zealand issuers, and there is the possibility of negative governmental actions, and of political and social unrest.

      The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its objectives.

      Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. Despite these risks, stocks have historically tended to out-perform other types of securities over the longer term.

      Investments in fixed income securities also entail risk. The values of these securities will tend to fluctuate inversely with changes in interest rates. Changes in the financial strength of the issuer, or its creditworthiness, can also affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both stock and fixed income securities, also entail, to some extent, the risks of each.

      ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investment directly in foreign securities. ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in unsponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain.

      The Fund's investments will fluctuate in price. This means that Fund share prices will go up and down, and you can lose money. Because of its emphasis on securities of New Zealand issuers, the Fund should be considered a vehicle for diversification and not as a balanced investment program.

PAST PERFORMANCE

      The following two tables illustrate the Fund's past performance. The first table provides some indication of the risks of investing in the Fund by showing how the Fund's returns have varied from year to year. The second shows how the Fund has performed on a cumulative basis since its inception in comparison to the New Zealand Small Company Index ("NZSCI") which is an index composed of approximately 100 equity securities of New Zealand Issuers that are not included in the New Zealand Stock Exchange-40 ("NZSE-40"), an index of the largest market capitalization of New Zealand Issuers. The NYSE-40 is dominated by a few large issuers. The Fund's diversification requirements prevent it from duplicating the weighting in the NZSE-40, so Fund management believes NZSCI both better reflects the performance of the New Zealand stock market and is a more appropriate basis for evaluating the performance of the Fund. Each table assumes that dividends and distributions paid by the Fund have been reinvested in additional

Fund shares. You should remember that past performance does not necessarily indicate how the Fund will perform in the future.
AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                                    [GRAPH]

Year-by-year total return
as of 12/31 each year                            (%)
-------------------------                       -----
1988 .........................................
1989 .........................................
1990 .........................................
1991 .........................................
1992 .........................................   2.80
1993 .........................................  13.99
1994 .........................................  (8.35)
1995 .........................................  11.84
1996 .........................................  26.36
1997 ......................................... (23.16)
1998 .........................................  (9.30)

Best Quarter              Q4 '98               +34.61%
Worst Quarter:            Q4 '97               -20.13%


                                                                             INCEPTION
                                                       1 YEAR     5 YEARS    (11/25/91)
---------------------------------------------------------------------------------------
Fund                                                   (9.34)%     (2.03)%      0.80%
NZSCI                                                   1.95%      (0.37)%     12.95%

FEES AND EXPENSES OF THE FUND

      This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders. Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

                                   FEE TABLE

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum front-end sales charge                                 None
Maximum deferred sales charge                                  None
Maximum sales charge on reinvested dividends and
  distributions                                                None
Redemption fee                                                 None
Exchange fee                                                   None
Maximum account fee                                            None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
  Fund assets)
Investment Advisory Fees                                      0.75%
Distribution (12b-1) Fees*                                    0.25%
Other Expenses**                                              3.37%
Total Annual Fund Operating Expenses                          4.37%

* The Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charge.

** "Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.

                                    EXAMPLE

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment returns 5% each year, and that the Fund's operating expenses remain at a constant percentage. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
 $438    $1,323    $2,220     $4,510

                                   MANAGEMENT

THE ADVISER

      The Fund's investment adviser is FCA Corp. FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA and predecessors have been in business since 1975. FCA acts as investment adviser to Capstone New Zealand Fund, as well as to several entities focusing on real estate-related investments.

      FCA manages the Fund's portfolio investments and places orders for Fund transactions. For its services, it receives advisory fees from the Fund which are based on the Fund's net assets. For its fiscal year ended October 31, 1998, the Fund paid FCA fees equal to $38,680 of the Fund's average net assets.

PORTFOLIO MANAGER

      Robert W. Scharar, President of FCA, has served as the Fund's portfolio manager since 1997. Mr. Scharar co-founded the predecessor to FCA, and formed FCA in 1983. He received a AA from Polk Community College, a BSBA in Accounting from the University of Florida, an MBA and JD from Northeastern University, and a LLM in Taxation from Boston University Law School. He is a member of the Florida and Massachusetts Bars and is a member of the Florida Institute of Certified Public Accountants. He has been an accounting professor at Bentley and Nichols Colleges, was an officer of United States Trust Company (Boston), and was a tax specialist at Coopers & Lybrand. Mr. Scharar is a contributing author to the Clark Boardman Callaghan's publication, "Estate and Personal Financial Planning." His directorships include the American Association of Attorney-CPA's, First Commonwealth Mortgage Trust, United Investors Realty Trust and Southwestern Property Trust.

                         BUYING AND SELLING FUND SHARES

Share Price:               The purchase and redemption price of Fund shares is
                           the Fund's net asset value (NAV) per share determined after your order is received. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, and reflects the Fund's aggregate assets less its liabilities. The Fund's exchange-traded investments are valued at their market value at that time in their primary market (certain derivatives are priced at 4:15 Eastern time). If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Fund's Board of Directors. Prices for debt securities may be obtained from pricing services, except that short-term debt securities are valued at amortized cost. Assets or liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each day NAV is calculated. NAV is not calculated, and the Fund will not sell or redeem its shares, on days the New York Stock Exchange is closed, although the NZSE may be open on those days. Thus, the value of the Fund's shares may change on days when shareholders may not be able to purchase or redeem shares. Further, NAV may be calculated on certain days on which the NZSE is closed for holidays or other reasons.

Minimum Investment:        The minimum initial investment in the Fund is $200,
                           except that there is no minimum for continuous investment plans. There is no minimum for subsequent investments. (For telephone purchases, see below.)

Share Certificates:        The Fund will not issue share certificates unless you
                           make a written request to the Transfer Agent. (The
                           Transfer Agent's address is provided below.)

Telephone Transactions:    In your Investment Application, you may authorize the
                           Fund to accept redemption and exchange orders by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure that the order was proper. Also note that during unusual market conditions, you may experience delays in placing telephone orders. (See "Purchasing Fund
                           Shares and Redeeming Fund Shares.")

Frequent Transactions:     The Fund reserves the right to limit additional
                           purchase and exchange transactions by any investor who makes frequent purchases, redemptions or exchanges that the Adviser believes might harm the Fund. In general, more than one transaction per month may be viewed as excessive.

                             PURCHASING FUND SHARES

      You may use any of the following methods to purchase Fund shares.

             Through Authorized Dealers - You may place your order through any dealer authorized to take orders for the Fund. If the order is transmitted to the Fund by 4:00 p.m. Central time, it will be priced at the NAV per share determined on that day. Otherwise, later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

             Through the Distributor - You may place orders directly with the Fund's distributor by mailing a completed Investment Application with a check or other negotiable bank draft (payable to Capstone New Zealand Fund) to the Transfer Agent.

      The Transfer Agent's address is:

            Capstone New Zealand Fund
            c/o First Data Investor Services Group, Inc.
            P.O. Box 61503
            211 South Gulph Road
            King of Prussia, Pennsylvania 19406-3101

             (Remember to make your check for at least any applicable minimum noted above.)

INVESTING BY WIRE

      You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

      For an initial investment by wire, you must first call 1-800-845-2340 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

            United Missouri Bank KC NA, ABA #10-10-00695
            For: First Data Investor Services Group, Inc.
            Account #98-7037-0719;
            Further credit Capstone New Zealand Fund

      Note that the wire must include: your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. This application is contained in the Fund's prospectus. Mail the application to the Transfer Agent's address (see above, under "Distributor").

      For a subsequent investment by wire, ask your bank to wire funds to the United Missouri Bank address noted above. The wire must include your name and your Fund account number.

TELEPHONE INVESTMENT

      After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application.

      You may place a telephone order by calling the Transfer Agent at 1-800-845-2340.

      The minimum for a telephone purchase is $1,000, and the maximum is five times the NAV of your Fund shares on the day before your telephone order. (You may not include the value of shares for which you have been issued certificates.) Your order will be priced at the NAV next determined after your call. Payment for your order must be received within 3 business days. Mail your payment to the Transfer Agent's address (see "Distributor," above). If your payment is not received within 3 business days, you will be liable for any losses caused by your purchase.

PRE-AUTHORIZED INVESTMENT

      You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

                             REDEEMING FUND SHARES

      You may redeem your Fund shares at any time by writing to the Transfer Agent's address. The Fund does not charge any fee for redemptions. If you request the redemption proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

      o      you were issued certificates for the shares you are redeeming;

      o you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner;

      o      you want to transfer ownership of the shares.

      Signature guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

      Any certificates for shares you are redeeming must accompany your redemption request. You will generally receive a check for your redemption amount within a week.

EXPEDITED REDEMPTION

      Through an authorized dealer: You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Fund's distributor and your share price will be based on the NAV next determined after the distributor receives the order. The distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.

      Telephone redemption: You may order a redemption by calling the Transfer Agent at 1-800-845-2340 if:

      o      your redemption will be at least $1,000;

      o      no share certificates were issued for the shares you are redeeming;

      o your Investment Application authorized expedited telephone redemption and designated a bank or broker-dealer to receive the proceeds.

      The proceeds will be mailed or wired to the designated bank or broker-dealer on the next business day after your redemption order is received. There is no fee charged by the Fund for this service, although a fee may be imposed in the future. The Fund may also decide to modify or not to offer this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

SYSTEMATIC WITHDRAWAL

      You may arrange for periodic withdrawals of $50 or more if you invest at least $5,000 in the Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

      Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and the yield and share price of the Fund, which can be expected to fluctuate.

      You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

REDEMPTION IN KIND

      If you place a redemption order for more than $1 million, the Fund reserves the right to pay the proceeds in portfolio securities of the Fund, rather than in cash to the extent consistent with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

REDEMPTION SUSPENSIONS OR DELAYS

      Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

      If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

                             EXCHANGING FUND SHARES

      You may exchange your Fund shares for shares of another Capstone fund at a price based on their respective NAVs. There is no sales charge or other fee. We will send you the prospectus of the fund into which you are exchanging and we urge you to read it. If you have certificates for the shares you are exchanging, your order cannot be processed until you have endorsed them for transfer and delivered them to the Transfer Agent.

      You may place an exchange order in two ways:

      o      you may mail your exchange order to the Transfer Agent's address.

      o you may place your order by telephone if you authorized telephone exchanges on your Investment Application. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. Eastern time, on any business day.

      Exchanges into a fund can be made only if that fund is eligible for sale in your state. The Fund may terminate or amend the exchange privilege at any time with 60 days' notice to shareholders.

      Remember that your exchange is a sale of your shares. Tax consequences are described under "Dividends, Distributions and Taxes."

TAX-DEFERRED RETIREMENT PLANS

      Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

      The Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in November. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

Option 1 To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

Option 2 To have both income dividends and capital gains distributions paid to you in cash.

      There is no sales charge or other fee for either option. If you select Option 1 or Option 2 and the checks sent to you cannot be delivered or remain uncashed for six months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.

TAX TREATMENT OF DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS

      You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account

      The Fund will let you know each year which amounts of your dividend and distribution payments are to be taxed as ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares.

      The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares.

      You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

MASSACHUSETTS BUSINESS TRUST

      The Fund is a series of Capstone International Series Trust ("Trust"), a Massachusetts business trust. Because of uncertainty regarding whether shareholders of a Massachusetts business trust might, under certain circumstances, be held liable as partners for obligations of the trust, the Trust's Declaration of Trust specifically provides that the Fund, to the extent of its assets, will repay any amount assessed against a shareholder by virtue of being a Fund shareholder.

YEAR 2000 RISKS

      Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Adviser and Administrator and other service providers have not been converted to meet the requirements of the new century. The Funds' Adviser and Administrator have evaluated their own internal systems and expect them to be fully capable to handle the change of millennium. The Adviser and Administrator are working with the providers of the software they use to address the Year 2000 issue, and are monitoring on an ongoing basis the progress of the Funds' other service providers to convert their systems to comply with the requirements of Year 2000. The Adviser and Administrator currently have no reason to believe that these service providers will not be fully and timely compliant. However, investors should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements.

      With respect to securities in which the Fund invests, Year 2000 compliance is considered as part of the fundamental review of issuers held by the Fund or being considered for investment, to the extent information is available. However, such information can be difficult to obtain regarding non-U.S. issuers.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                                                   YEARS ENDED OCTOBER 31,
                                                     ----------------------------------------------------
                                                      1998        1997        1996       1995       1994
                                                     -------     -------     ------     ------     ------
PER SHARE DATA
Net asset value at beginning of year...............  $ 11.25     $ 12.73     $11.12     $10.44     $11.61
                                                     -------     -------     ------     ------     ------

Income from investment operations:
  Net investment income............................     0.14        0.24       0.19       0.31       0.16
  Net realized and unrealized gain (loss)..........    (3.46)      (1.55)      1.93       0.90      (1.00)
                                                     -------     -------     ------     ------     ------

  Total from investment operations.................    (3.32)      (1.31)      2.12       1.21      (0.84)

Less distributions from:
  Net investment income............................    (0.20)      (0.17)     (0.29)     (0.21)     (0.06)
  Net realized and unrealized gain (loss)..........       --          --      (0.22)     (0.32)     (0.27)
                                                     -------     -------     ------     ------     ------
                                                       (0.20)      (0.17)     (0.51)     (0.53)     (0.33)
Net asset value at end of year.....................  $  7.73     $ 11.25     $12.73     $11.12     $10.44
                                                     =======     =======     ======     ======     ======

TOTAL RETURN (%)(1)................................   (29.88)%    (10.46)%    20.03%     12.22%     (7.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in thousands)...........  $ 4,494     $ 6,844     $8,258     $3,494     $3,014
Ratio of total expenses to average net assets......     4.37%       2.89%      3.63%      4.77%      4.40%
Ratio of total expenses to average net assets
  before reimbursement and waiver of expenses......      N/A        2.50%      2.72%      2.52%      2.50%
Ratio of net investment income to average net
  assets...........................................     1.51%       1.65%      2.32%      3.06%      1.55%
Portfolio turnover rate............................       25%         24%        38%        38%        40%

---------------

1 Calculated without sales charge. Sales charge eliminated on August 21, 1995.

                          HOW TO GET MORE INFORMATION

      Further information about the Fund is contained in:

      o the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated into the Prospectus by reference.

      o Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include a letter from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

      You may obtain free copies of the SAI or reports, or other information about the Fund or your account, by calling 1-800-262-6631.

      You may also get copies of the SAI, reports and other information directly the Securities and Exchange Commission (SEC) by:

      o visiting the SEC's public reference room. (Call 1-800-SEC-0330 for information.)

      o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

      o      visiting the SEC's website -- http://www.sec.gov.

      The Fund's Investment Company Act File Number with the SEC is: 811-4665.